Exhibit 99.1


PROSPECTUS






                                 [HOLDRS LOGO]



                        1,000,000,000 Depositary Receipts
                            Utilities HOLDRSSM Trust



     The Utilities HOLDRSSM Trust issues Depositary Receipts called Utilities HOLDRSSM representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that, among other things, are involved in various segments of the utilities industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Utilities HOLDRS in a round-lot amount of 100 Utilities HOLDRS or round-lot multiples. Utilities HOLDRS are separate from the underlying deposited common stocks that are represented by the Utilities HOLDRS. For a list of the names and the number of shares of the companies that make up a Utilities HOLDR, see "Highlights of Utilities HOLDRS--The Utilities HOLDRS" starting on page 9. The Utilities HOLDRSSM trust will issue Utilities HOLDRS on a continuous basis.

     Investing in Utilities HOLDRS involves significant risks. See "Risk factors" starting on page 5.

     Utilities HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Utilities HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Utilities HOLDRS are listed on the American Stock Exchange under the symbol "UTH". On January 25, 2002, the last reported sale price of the Utilities HOLDRS on the American Stock Exchange was $88.45.

                                -----------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -----------------

                The date of this prospectus is January 29, 2002.

     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                            Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Summary........................................................................4
Risk Factors...................................................................5
Highlights of Utilities HOLDRS.................................................9
The Trust.....................................................................15
Description of Utilities HOLDRS...............................................15
Description of the Underlying Securities......................................16
Description of the Depositary Trust Agreement.................................18
United States Federal Income Tax Consequences.................................21
Erisa Considerations..........................................................23
Plan of Distribution..........................................................24
Legal Matters.................................................................24
Where You Can Find More Information...........................................24
                            -------------------------

     This prospectus contains information you should consider when making your investment decision. With respect to information about Utilities HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Utilities HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Utilities HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that Non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Utilities HOLDRS or of the underlying securities through an investment in the Utilities HOLDRS.



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



                                     SUMMARY

     The Utilities HOLDRS trust was formed under the depositary trust agreement, dated as of May 18, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Utilities HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the utilities industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Utilities HOLDRS is specified under "Highlights of Utilities HOLDRS--The Utilities HOLDRS." This group of common stocks, and the securities of any company that may be added to Utilities HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 19 companies included in Utilities HOLDRS, which may change as a result of reconstruction events, distributions of securities by underlying issuers, or other events. The Utilities HOLDRS are separate from the underlying common stocks that are represented by the Utilities HOLDRS. On January 25, 2002, there were 981,600 Utilities HOLDRS outstanding.

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                                  RISK FACTORS

An investment in Utilities HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Utilities HOLDRS, including the risks associated with a concentrated investment in utilities companies.

General Risk Factors

     o Loss of investment. Because the value of Utilities HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Utilities HOLDRS if the underlying securities decline in value.

     o Discount trading price. Utilities HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Utilities HOLDRS or other corporate events, such as mergers, a Utilities HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Utilities HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

     o Not necessarily representative of the utilities industry. At the time of the initial offering, the companies included in the Utilities HOLDRS were generally considered to be involved in various segments of the utilities industry. However, the market price of the underlying securities and the Utilities HOLDRS may not necessarily follow the price movements of the entire utilities industry generally. If the underlying securities decline in value, your investment in the Utilities HOLDRS will decline in value even if common stock prices of companies involved in the utilities industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Utilities HOLDRS may not be involved in the utilities industry. In this case, the Utilities HOLDRS may not consist of securities issued only by companies involved in the utilities industry.

     o Not necessarily comprised of solely utilities companies. As a result of distributions of securities by companies included in the Utilities HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Utilities HOLDRS and that are not involved in the utilities industry may be included in the Utilities HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Utilities HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the Utilities HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange through the Nasdaq National Market System. As there are only 11, broadly defined sector classifications, the use of Standard & Poor's sector classification to determine whether a new company will be included in the Utilities HOLDRS provides no assurance that each new company included in the Utilities HOLDRS will be involved in the utilities industry. Currently, the underlying securities in the Utilities HOLDRS are represented in the Utilities sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Utilities HOLDRS yet not be involved in the utilities industry. In addition, the sector classifications of securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Utilities HOLDRS which may also result in the inclusion in the Utilities HOLDRS of the securities of a new company that is not involved in the utilities industry.

     o No investigation of underlying securities. The underlying securities initially included in the Utilities HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the utilities industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Utilities HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants

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

          should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     o Loss of diversification. As a result of industry developments, reorganizations, or market fluctuations affecting issuers of the underlying securities, Utilities HOLDRS may not necessarily continue to be a diversified investment in the utilities industry. In addition, reconstitution events, distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, Utilities HOLDRS may also reduce diversification. Utilities HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Utilities HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Utilities HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Utilities HOLDRS will involve payment of a cancellation fee to the trustee.

     o Trading halts. Trading in Utilities HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Utilities HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Utilities HOLDRS, you will not be able to trade Utilities HOLDRS and you will only be able to trade the underlying securities if you cancel your Utilities HOLDRS and receive each of the underlying securities.

     o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Utilities HOLDRS. If the Utilities HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Utilities HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Utilities HOLDRS are delisted. There are currently 19 companies whose securities are included in Utilities HOLDRS.

     o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Utilities HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issues of the underlying securities in connection with its business.

     o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Utilities HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Utilities Industry

     o The stock prices of companies involved in the utilities industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Utilities HOLDRS, and you could lose a substantial part of your investment. The trading prices of the common stocks of utilities companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

          o    general market fluctuations;

          o actual or anticipated variations in companies' quarterly operating results;

          o announcements by utilities companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

          o failure to integrate or realize projected benefits from acquisitions;

          o    unscheduled system downtime;

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          o    changes in government regulations;

          o    fluctuations in quarterly and annual operating results; and

          o    difficulty in obtaining additional financing.

          In addition, the trading prices of utilities stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many utilities stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of utilities companies, generally, could depress the stock prices of a utilities company regardless of utilities companies' results. Other broad market and industry factors may decrease the stock price of the utilities' stocks, regardless of their operating results. For example, many of the companies whose common stock is included in the Utilities HOLDRS have transacted a significant volume of business with Enron Corporation, which filed for federal bankruptcy protection on December 2, 2001. No assurance can be given that the Enron bankruptcy will not negatively impact the utilities industry generally or the market prices of the common stocks of the companies included in the Utilities HOLDRS.

          Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of utilities stocks. For example, there can be no assurance that the terrorist attacks of September 11, 2001 on the United States, or any future terrorist attacks or other acts of war will not have a negative effect on the market price of utilities stocks.

          As a result of fluctuations in the trading prices of the companies included in the Utilities HOLDRS, the trading price of Utilities HOLDRS has fluctuated significantly. The initial offering price of Utilities HOLDRS, on June 22, 2000, was $94.18, and during 2001, the price of a Utilities HOLDR reached a high of $118.25 and a low of $84.17.

     o Utilities companies whose securities are included in the Utilities HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in Utilities HOLDRS. Companies whose securities are included in the Utilities HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Utilities HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the utilities industry.

     o The utilities industry is extremely competitive and failure of a utilities company to maintain a customer base will adversely affect its operating results. The operations of many utilities companies, which have traditionally been subject to limited competitive pressures, are now subject to increased pressures with others in the industry in supplying the energy needs of consumers. Many utilities companies may not successfully develop and maintain a loyal customer base and failure to do so could have a material adverse effect on their business.

     o Utilities companies are subject to extensive regulation by various federal, state and local governmental agencies in the conduct of their business. The sale, marketing and distribution of a utilities companies services are subject to regulation by all levels of governmental agencies including regulations on rate and marketing practices, environmental and development restrictions and regulations with respect to securities offerings. Competitive pressures by new market participants and changing consumer demands have resulted in additional changes in the regulatory environment, such as new regulations allowing consumers a broader choice to select their utility provider. The failure to obtain necessary government approvals, the restrictions contained in existing approvals, loss of or changes to previously obtained approvals or the failure to comply with regulatory requirements could result in fines, unanticipated expenditures, interruption of service and even criminal prosecution. The success of a utilities company will depend, in part, upon obtaining and maintaining regulatory approval to offer its products and services and, once approved, complying with the continued review by regulatory agencies.

     o Many utilities companies are subject to laws relating to the protection of the environment. The operations of many utilities companies are subject to extensive federal, state and local laws and regulations relating to the protection of

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          the environment. Many utilities companies are exposed to significant environmental costs and liabilities inherent in the industry of a utility company and there can be no assurance that significant costs and liabilities will not be incurred, including those relating to claims for damages to property and persons resulting from operations. In addition, increasingly stringent federal, state or local environmental laws and regulations and enforcement policies will result in increased costs and liabilities.

     o The international operations of some utilities companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many utilities companies have international development and exploration operations necessary to their businesses. The risks of international business that the companies are exposed to include the following:

          o    general economic, social and political conditions;

          o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

          o differing tax rates, tariffs, exchange controls or other similar restrictions;

          o    currency fluctuations;

          o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

          o reduction in the number or capacity of personnel in international markets.

     o Many utilities companies are holding companies that rely on dividends from their subsidiaries as a substantial portion of their income and the right to receive dividends may be subordinate to the interests of third parties. Many utilities companies are separate and distinct entities from their subsidiaries that operate utilities and they receive a large portion of their revenue in dividends from these subsidiaries. The payment of dividends by these subsidiaries is subject to federal law restrictions as well as the laws of the respective state of incorporation. In addition, the right of a parent utility company to participate in any distribution of assets upon a subsidiary's liquidation or reorganization is subject to the prior claims of the subsidiary's creditors. The ability of a utility company to receive dividends or other distributions may be unpredictable, and fluctuations in income may adversely affect your investment in the Utilities HOLDRS.

     o Some of the companies involved in the utilities industry are also engaged in other lines of business unrelated to the utilities industry, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Utilities HOLDRS have lines of business that do not relate to utilities activities and which may present additional risks not mentioned in this prospectus. Specifically, Enron Corporation, a company whose common stock is currently included in the Utilities HOLDRS, has experienced significant losses in the energy trading business, resulting in Enron's filing for federal bankruptcy protection on December 2, 2001. There can be no assurance that other companies whose common stock is included in the Utilities HOLDRS will not experience similar catastrophic losses as a result of energy trading losses or losses in connection with other non-utilities businesses. The operating results of these utilities companies may fluctuate as a result of these additional risks and events in the other lines of business which may cause unusual volatility in the stock prices of these companies as compared to other utilities companies. Despite a company's possible success in the utilities business, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

     o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many utilities companies are active acquirers of other companies as part of their business plans. There can be no assurance that many utilities companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can also be no assurance that these companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Furthermore, utilities companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.


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                         HIGHLIGHTS OF UTILITIES HOLDRS

         This discussion highlights information regarding Utilities HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Utilities HOLDRS.

Issuer..................        Utilities HOLDRS Trust.

The trust...............        The Utilities HOLDRS Trust was formed under the
                                depositary trust agreement, dated as of May 18, 2000 among The Bank of New York, as trustee,
                                Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated, other depositors and the owners of the Utilities HOLDRS and was amended November
                                22, 2000. The trust is not a registered investment company under the Investment Company
                                Act of 1940.

Initial depositor.......        Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated.

Trustee.................        The Bank of New York, a New York state-chartered
                                banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Utilities
                                HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Utilities HOLDRS.

Purpose of Utilities
HOLDRS..................        Utilities HOLDRS are designed to achieve the
                                following:

                                Diversification. Utilities HOLDRS are designed to allow you to diversify your investment in the utilities industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                Flexibility. The beneficial owners of Utilities HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Utilities HOLDRS, and can cancel their Utilities HOLDRS to receive each of the underlying securities represented by the Utilities HOLDRS.

                                Transaction costs. The expenses associated with buying and selling Utilities HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets............        The trust holds shares of common stock issued by
                                specified companies that, when initially selected, were involved in the utilities industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust
                                Agreement--Distributions" and "Reconstitution events." There are currently 19 companies included in the Utilities HOLDRS.

                                The trust's assets may increase or
                                decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Utilities HOLDRS....        The trust has issued, and may continue to issue,
                                Utilities HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The
                                Utilities HOLDRS themselves are separate from the underlying securities that are represented by the Utilities HOLDRS.

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                                The following chart provides the:

                                o  names of the 19 issuers of underlying
                                   securities currently represented by a
                                   Utilities HOLDR,

                                o  stock ticker symbols,

                                o share amounts currently represented by a round-lot of 100 Utilities HOLDRS, and

                                o principal U.S. market on which the shares of common stock of the selected companies are traded.



       Name of Company*          Ticker  Share Amounts    Primary Trading Market
American Electric Power
Company, Inc.                      AEP         14                 NYSE
Consolidated Edison, Inc.          ED          9                  NYSE
Dominion Resources, Inc.            D          11                 NYSE
Duke Energy Corporation            DUK         30                 NYSE
Dynegy, Inc.                       DYN         12                 NYSE
Edison International               EIX         15                 NYSE
El Paso Corporation                EP          10                 NYSE
Entergy Corporation                ETR         10                 NYSE
Exelon Corporation                 EXC         15                 NYSE
FirstEnergy Corporation            FE          10                 NYSE
FPL Group, Inc.                    FPL         8                  NYSE
Mirant Corporation                 MIR     11.530806              NYSE
PG&E Corporation                   PCG         17                 NYSE
Progress Energy                    PGN         7                  NYSE
Public Service Enterprise
Group Incorporated                 PEG         10                 NYSE
Reliant Energy ResourcesCorp.      REI         13                 NYSE
The Southern Company               SO          29                 NYSE
Texas Utilities Company            TXU         12                 NYSE
The Williams Companies, Inc.       WMB         20                 NYSE

         * On January 15, 2002, Enron Corporation was delisted from trading on the New York Stock Exchange and was not listed for trading on another national securities exchange within five business days. In accordance with the terms of the depositary trust agreement, on January 28, 2002, the common stock of Enron Corporation was distributed at a rate of .12 shares per Utilities HOLDR and will no longer be included in Utilities HOLDRS.

                                The companies whose securities were included in the Utilities HOLDRS at the time Utilities HOLDRS were originally issued generally were considered to be among the 20 largest and most liquid companies with U.S. traded common stock involved in the utilities industry as measured by market capitalization and trading volume on May 2, 2000. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of its outstanding securities.

                                The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Utilities HOLDRS in a round-lot of 100 Utilities HOLDRS and round-lot multiples. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Utilities HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS.

                                The number of outstanding Utilities HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Utilities HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

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


Purchases...............        You may acquire Utilities HOLDRS in two ways:
                                   o    through an in-kind deposit of the
                                        required number of shares of common
                                        stock of the underlying issuers with the trustee, or

                                   o through a cash purchase in the secondary trading market.

Issuance and
cancellation fees.......        If you wish to create Utilities HOLDRS by
                                delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                                Utilities HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Utilities
                                HOLDRS.  If you wish to cancel your Utilities
                                HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS.

Commissions.............        If you choose to deposit underlying securities
                                in order to receive Utilities HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.

Custody fees............        The Bank of New York, as trustee and as
                                custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Utilities
                                HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
Utilities HOLDRS........        You have the right to withdraw the underlying
                                securities upon request by delivering a
                                round-lot or integral multiple of a round-lot of
                                Utilities HOLDRS to the trustee, during the
                                trustee's business hours, and paying the
                                cancellation fees, taxes and other charges.
                                You should receive the underlying securities no
                                later than the business day after the trustee
                                receives a proper notice of cancellation. The
                                trustee will not deliver fractional shares of
                                underlying securities. To the extent that any
                                cancellation of Utilities HOLDRS would otherwise
                                require the delivery of a fractional share, the
                                trustee will sell the fractional share in the
                                market and the trust, in turn, will deliver cash
                                in lieu of such fractional share. Except with
                                respect to the right to vote for dissolution of
                                the trust, the Utilities HOLDRS themselves will
                                not have voting rights.
Rights relating to the
underlying securities...        Utilities HOLDRS represents your beneficial
                                ownership of the underlying securities. Owners of Utilities HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Utilities
                                HOLDRS. These include the right to instruct the trustee to vote the underlying securities, to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge
                                Utilities HOLDRS and the right to surrender
                                Utilities HOLDRS to receive the underlying securities. Utilities HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Utilities
                                HOLDRS.  However, due to the nature of
                                Utilities HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancelc your Utilities HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                A holder of Utilities HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Utilities HOLDRS would need to surrender their Utilities HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Utilities HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Utilities HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Utilities HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                                There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Utilities HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Utilities HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Utilities HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of Underlying Securities."

Ownership rights in
fractional shares in
the underlying
securities...............       As a result of distributions of securities by
                                companies included in the Utilities HOLDRS or other corporate events, such as mergers, a Utilities HOLDR may represent an interest in a fractional share of an underlying security.
                                You are entitled to receive distributions proportionate to your fractional shares.

                                In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Utilities HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 Utilities HOLDRS are outstanding and each Utilities HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Utilities HOLDRS. If 50,000 HOLDRS of such Utilities HOLDRS vote their underlying securities "yes" and 50,001 vote "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 875,501 negative votes.

Reconstitution events.....      The depositary trust agreement provides for the
                                automatic distribution of underlying securities from the Utilities HOLDRS to you in the following four circumstances:

                                A    If an issuer of underlying securities
                                     no longer has a class of common stock
                                     registered under section 12 of the
                                     Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

                                B.   If the SEC finds that an issuer of
                                     underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

                                C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Utilities HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Utilities HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received will be deposited into the trust.

                                D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

                                To the extent a distribution of underlying securities from the Utilities HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                In addition, securities of a new company will be added to the Utilities HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Utilities HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Utilities HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Utilities HOLDRS will be distributed from the Utilities HOLDRS to you.

Standard & Poor's sector
classifications...........      Standard & Poor's Corporation is an independent
                                source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11
                                Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Utilities HOLDRS are currently represented in the Utilities sector. The Standard & Poor's sector classifications of the securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events........      A.   The Utilities HOLDRS are delisted from the
                                     American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq
                                     National Market System within five
                                     business days from the date the Utilities
                                     HOLDRS are delisted.

                                B.   The trustee resigns and no successor
                                     trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, or its intent to resign.

                                C.   75% of beneficial owners of outstanding
                                     Utilities HOLDRS vote to dissolve and
                                     liquidate the trust.

                                If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $1000 per round-lot of 100 Utilities HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal
income tax
consequences..............      The United States federal income tax laws will
                                treat a U.S. holder of Utilities HOLDRS as directly owning the underlying securities. The
                                Utilities HOLDRS themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing...................      The Utilities HOLDRS are listed on the American
                                Stock Exchange under the symbol "UTH".  On
                                January 25, 2002, the last reported sale price of Utilities HOLDRS on the American Stock
                                Exchange was $88.45.

Trading...................      Investors are only able to acquire, hold,
                                transfer and surrender a round-lot of 100
                                Utilities HOLDRS. Bid and ask prices, however, are quoted per single Utilities HOLDR.

Clearance and settlement..      Utilities HOLDRS have been issued in book-entry
                                form. Utilities HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Utilities HOLDRS."

                                    THE TRUST

     General. This discussion highlights information about the Utilities HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Utilities HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

     The Utilities HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of May 18, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Utilities HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

     The Utilities HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Utilities HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                         DESCRIPTION OF UTILITIES HOLDRS

     The trust has issued Utilities HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Utilities HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

     You may only acquire, hold, trade and surrender Utilities HOLDRS in a round-lot of 100 Utilities HOLDRS and round-lot multiples. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Utilities HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS.

     Utilities HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Utilities HOLDRS--The Utilities HOLDRS."

     Beneficial owners of Utilities HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Utilities HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Utilities HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

     The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Utilities HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Utilities HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Utilities HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

     Utilities HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Utilities HOLDRS are available only in book-entry form. Owners of Utilities HOLDRS may hold their Utilities HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

     Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the utilities industry on a regional level and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, at the time of selection, among the largest capitalized and most liquid companies involved in the utilities industry as measured by market capitalization and trading volume.

     The Utilities HOLDRS may no longer consist of securities issued by companies involved in the utilities industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the utilities industry and will undertake to make adequate disclosure when necessary.

     Underlying securities. For a list of the underlying securities represented by Utilities HOLDRS, please refer to "Highlights of Utilities HOLDRS--The Utilities HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

     No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Utilities HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the selling group or any of their affiliates.

     General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

     The following table and graph set forth the composite performance of all 19 underlying securities currently represented by a single Utilities HOLDR, measured at the close of each month from January 1995 to December 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.


1995                Price    1997             Price    1999             Price   2001              Price

January 31          57.82    January 31       67.18    January 29       85.26   January 31        99.06
February 28         56.92    February 28      67.11    February 26      81.73   February 28       106.52
March 31            55.03    March 31         64.38    March 31         81.33   March 30          108.74
April 28            56.72    April 30         62.81    April 30         87.27   April 30          110.27
May 31              60.43    May 30           64.43    May 28           92.86   May 31            108.62
June 30             60.11    June 30          66.10    June 30          85.79   June 29           99.45
July 31             59.89    July 31          68.25    July 30          84.70   July 31           97.50
August 31           59.07    August 29        66.28    August 31        84.86   August 31         96.92
September 29        62.64    September 30     69.35    September 30     80.02   September 28      89.78
October 31          63.86    October 31       70.34    October 29       81.60   October 31        91.70
November 30         63.48    November 28      74.90    November 30      73.87   November 30       88.63
December 29         66.97    December 31      80.06    December 31      72.11   December 31       91.06

1996                Price    1998             Price    2000             Price

January 31          69.31    January 30       77.05    January 31       77.74
February 29         66.52    February 27      78.69    February 29      70.62
March 29            66.05    March 31         83.94    March 31         73.01
April 30            63.46    April 30         81.79    April 28         80.66
May 31              64.03    May 29           81.75    May 31           85.05
June 28             67.30    June 30          84.21    June 30          79.68
July 31             63.10    July 31          80.04    July 31          82.76
August 30           63.59    August 31        82.09    August 31        94.20
September 30        63.59    September 30     88.39    September 29     108.23
October 31          66.15    October 30       86.76    October 31       106.02
November 29         66.79    November 30      87.32    November 30      107.84
December 31         66.58    December 31      89.36    December 29      113.57


                                [GRAPHIC OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

     General. The depositary trust agreement, dated as of May 18, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Utilities HOLDRS, provides that Utilities HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstruction events, described below.

     The trustee. The Bank of New York serves as trustee for the Utilities HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

     Issuance, transfer and surrender of Utilities HOLDRS. You may create and cancel Utilities HOLDRS only in round-lots of 100 Utilities HOLDRS. You may create Utilities HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Utilities HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS. Similarly, you must surrender Utilities HOLDRS in integral multiples of 100 Utilities HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Utilities HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Utilities HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Utilities HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Utilities HOLDRS unless the distributed securities are not listed for trading on U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities are of a company with Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Utilities HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

     You will be obligated to pay any tax or other charge that may become due with respect to Utilities HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Utilities HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Utilities HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Utilities HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Utilities HOLDRS.

     Further issuances of Utilities HOLDRS. The depositary trust agreement provides for further issuances of Utilities HOLDRS on a continuous basis without your consent.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from Utilities HOLDRS to you in the following four circumstances:

     A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

     B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

     C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Utilities HOLDRS, only if, as provided in the amendment of the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Utilities HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional underlying securities received as consideration will be deposited into the trust.

     D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

     As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Utilities HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in Utilities HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

     It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Utilities HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Utilities HOLDRS will be distributed from the Utilities HOLDRS to you.

     Standard & Poor's classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Utilities HOLDRS are currently represented in the utilities sector. The Standard & Poor's sector classifications of the securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Utilities HOLDRS will surrender their Utilities HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Utilities HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Utilities HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Utilities HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Utilities HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Utilities HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Utilities HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Utilities HOLDRS.

     Issuance and cancellation fees. If you wish to create Utilities HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS. If you wish to cancel your Utilities HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create Utilities HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Utilities HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286. The trustee has been temporarily relocated to 1 Wall Street, New York, NY 10286.

     Governing law. The depositary trust agreement and the Utilities HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Utilities HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following is a summary of the U.S. federal income tax consequences relating to the Utilities HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Utilities HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Utilities HOLDRS held by foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Utilities HOLDRS

     A receipt holder purchasing and owning Utilities HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Utilities HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Utilities HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Utilities HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Utilities HOLDRS. Similarly, with respect to sales of Utilities HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Utilities HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Utilities HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Utilities HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     If a foreign issuer pays a dividend in a currency other than U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Utilities HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstance will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income", or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Utilities HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Utilities HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30.5% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements.

     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Utilities HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of

Utilities HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Utilities HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Utilities HOLDRS. The trust delivered the initial distribution of Utilities HOLDRS against deposit of the underlying securities in New York, New York on June 27, 2000.

     Investors who purchase Utilities HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the details of their brokerage accounts for details on applicable charges.

     Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. Merrill Lynch may also have served as counterparty in other transactions with certain of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Utilities HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Utilities HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

     Legal matters, including the validity of the Utilities HOLDRS were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of the Utilities HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Utilities HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Utilities HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

     Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Utilities HOLDRS. This prospectus relates only to Utilities HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Utilities HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Utilities HOLDRS, have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1996, 1997, 1998, 1999, 2000 and 2001. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 10. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                   AMERICAN ELECTRIC POWER COMPANY, INC. (AEP)

     American Electric Power Company, Inc. is a public utility holding company engaged in the generation, purchase, transmission and distribution of electric power. American Electric's service areas cover portions of the states of Arkansas, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Tennessee, Texas, Virginia and West Virginia. American Electric also provides engineering and technical services.

             Closing              Closing                Closing             Closing               Closing            Closing
   1996       Price      1997      Price      1998        Price     1999      Price    2000       Price     2001      Price
January      44 1/4   January     41 3/8    January      49 5/16  January  43 13/16  January    33 1/12  January    43.25
February     42 7/8   February    41 3/4    February     48       February   41 5/8  February    28 1/8  February   47.54
March        41 3/4   March       41 3/4    March        50 1/4   March    39 11/16  March     29 13/16  March      47.00
April        40 5/8   April       40 1/2    April        47 3/4   April     41 7/16  April      36 5/18  April      49.34
May          40 1/8   May         40 5/8    May          45 3/8   May        43 3/8  May       35  9/16  May        50.20
June         42 5/8   June        41 15/16  June         45 3/8   June      37 9/16  June        29 5/8  June       46.17
July         41 1/2   July        44 3/4    July       42 15/16   July       35 3/8  July      32 13/16  July       45.00
August       41 1/2   August      43 11/16  August       45 1/4   August    36 5/16  August     35 9/64  August     45.77
September    40 5/8   September   45 1/2    September  48 13/16   September  34 1/8  September  39 9/64  September  43.23
October      41 5/8   October     47 1/4    October    48 15/16   October    34 1/2  October     41 1/2  October    41.90
November     41 1/2   November    49 9/16   November   46 3/8     November   31 3/8  November    46      November   41.25
December     41 1/8   December    51 5/8    December   47 1/16    December   32 1/8  December    46 1/2  December   43.53


     The closing price on January 25, 2002 was $41.55.

                         CONSOLIDATED EDISON, INC. (ED)

     Consolidated Edison, Inc. is a public utility holding company that provides electric, gas and steam transmission and distribution services in portions of New York and northern New Jersey and in northeastern Pennsylvania. In addition, Consolidated Edison operates a telecommunications infrastructure company, a retail energy supply company, a wholesale energy supply company and an infrastructure development company.

            Closing           Closing            Closing           Closing             Closing            Closing
   1996     Price    1997      Price    1998      Price    1999     Price     2000     Price     2001    Price
January     33 3/4  January   31       January    41 5/16  January  49 7/16   January  32 11/16  January    34.94
February    32 3/8  February  30 7/8   February   42 1/2   February 46 3/4    February 27 9/16   February   36.87
March       31 7/8  March     30       March      46 3/4   March    45 5/16   March    29 1/8    March      37.10
April       29 3/8  April     27 3/4   April      45 1/4   April    45 7/16   April    35 3/16   April      37.41
May         27 7/8  May       29 1/8   May        42 13/16 May      48 9/16   May      32 5/8    May        39.15
June        29 1/4  June      29 7/16  June       46 1/16  June     45 1/4    June     29 5/8    June       39.80
July        27      July      31 5/8   July       42 5/16  July     43 1/2    July     30 5/16   July       39.74
August      26 1/8  August    30 5/8   August     47 5/16  August   44        August   31 5/16   August     40.90
September   27 3/4  September 34       September  52       September41 1/2    September34 9/64   September  40.72
October     29 1/4  October   34 1/4   October    50 1/8   October  38 3/16   October  35 3/16   October    39.49
November    29      November  37 15/16 November   50 13/16 November 34 1/2    November 37 1/4    November   38.62
December    29 1/8  December  41       December   52 7/8   December 34 1/2    December 38 1/2    December   40.36


The closing price on January 25, 2002 was $41.54.



                          DOMINION RESOURCES, INC. (D)

     Dominion Resources, Inc. is a utility holding company whose subsidiaries are public utilities engaged in the generation, transmission, distribution and sale of electric energy. These electric power subsidiaries operate in Virginia and northeastern North Carolina. Dominion also produces, transports, distributes and markets natural gas to customers in Pennsylvania, Ohio, West Virginia, and other cities in the Midwest, mid-Atlantic and Northeast United States.

            Closing           Closing            Closing            Closing            Closing             Closing
   1996     Price    1997     Price     1998     Price     1999      Price     2000     Price     2001      Price
January     42 7/8  January   39 5/8  January  39 15/16  January   44 3/4   January   41 3/4   January    61.80
February    39 1/2  February  40 1/4  February 39 7/8    February  38 5/8   February  36 11/16 February   65.56
March       39 1/2  March     36 3/8  March    41 13/16  March     36 15/16 March     38 7/16  March      64.47
April       38 1/2  April     34 3/8  April    39 9/16   April     41 1/8   April     45       April      68.49
May         37 7/8  May       34 5/8  May      39 11/16  May       43 3/16  May       45 3/4   May        66.30
June        40      June      36 5/8  June     40 3/4    June      43 5/16  June      42 7/8   June       60.13
July        37 5/8  July      36 3/4  July     40 3/4    July      44 1/16  July      45 7/16  July       60.49
August      37 3/8  August    36      August   41 11/16  August    46 1/4   August    52 57/64 August     62.95
September   37 3/4  September 37 7/8  September44 5/8    September 45 1/8   September 58 5/64  September  59.35
October     37 3/4  October   37 3/16 October  46 1/8    October   48 1/8   October   59 9/16  October    61.12
November    38 1/8  November  38 7/8  November 46 3/16   November  45 3/8   November  60       November   58.45
December    38 1/2  December  42 9/16 December 46 3/4    December  39 1/4   December  67       December   60.10


The closing price on January 25, 2002 was $58.40.

                          DUKE ENERGY CORPORATION (DUK)

     Duke Energy Corporation generates, transmits, distributes and sells electricity in central and western North Carolina and the western portion of South Carolina. Duke's natural gas operations provide interstate transportation and storage of natural gas for customers primarily in the mid-Atlantic and New England states. Duke also processes, transports, markets and stores natural gas and natural gas liquids. Duke Energy develops, owns and operates energy-related facilities throughout the world.

             Closing            Closing             Closing            Closing             Closing            Closing
   1996       Price    1997      Price     1998      Price     1999     Price     2000      Price     2001     Price
January     24 7/8   January   23 7/16   January   27 3/32   January   30 29/32 January     28 7/8    January   36.57
February    24 7/16  February  22 1/8    February  27 25/32  February  28 7/16  February    24 1/4    February  40.75
March       25 1/4   March     22 1/16   March     29 25/32  March     27 13/32 March       26 1/4    March     42.74
April       23 1/2   April     21 15/16  April     28 15/16  April     28       April       28 3/4    April     46.76
May         24 1/8   May       22 9/16   May       28 13/16  May       30 5/32  May         29 1/8    May       45.72
June        25 5/8   June      23 31/32  June      29 5/8    June      27 7/32  June        28 3/8    June      39.01
July        23 15/16 July      25 11/32  July      28 9/16   July      26 15/32 July        30 27/32  July      38.61
August      23 3/8   August    24 7/32   August    31 3/16   August    28 3/4   August      37 27/64  August    39.31
September   23 5/16  September 24 23/32  September 33 3/32   September 27 9/16  September   42 57/64  September 37.85
October     24 7/16  October   24 1/4    October   32 11/32  October   28 9/32  October     43 7/32   October   38.41
November    23 3/16  November  26        November  31 9/32   November  25 11/32 November    44 31/32  November  36.15
December    23 1/8   December  27 11/16  December  32 1/32   December  25 1/16  December    42 5/8    December  39.26


The closing price on January 25, 2002 was $36.04.



                               DYNEGY, INC. (DYN)

     Dynegy, Inc. is a holding company whose subsidiaries provide energy products and services in North America, the United Kingdom and continental Europe. Dynegy markets products through its wholesale and direct commercial and industrial marketing and trading of natural gas, electricity, coal, emissions allowances and weather derivatives. These operations are supported by subsidiaries that provide power generation, gas and liquids storage capacity and transportation. Dynegy operates an electric and natural gas utility engaged in the transmission, distribution and sale of electricity and natural gas.

            Closing            Closing             Closing              Closing              Closing              Closing
   1996      Price     1997     Price      1998     Price      1999      Price      2000      Price      2001      Price
January     7 27/64  January   15 37/64  January   11 19/32  January   7 45/64    January   22 15/32   January    48.70
February      8 1/4  February  14 5/16   February  11 15/64  February  8 45/64    February  23 7/16    February   47.00
March       9 15/64  March     11 13/32  March     10 19/32  March     10 3/16    March     31 3/8     March      51.01
April        10 7/8  April     12 49/64  April     10 11/16  April     12 19/32   April     32 23/32   April      57.85
May        11 15/64  May       13 3/64   May       11        May       12 13/32   May       38 9/16    May        49.30
June         10 7/8  June      11 15/64  June      9 1/16    June      14 49/64   June      34 5/32    June       46.50
July       11 25/32  July      11 47/64  July      10 3/64   July      17 25/64   July      35 3/16    July       46.38
August     10 61/64  August    11 55/64  August    6 59/64   August    17 1/32    August    45         August     42.17
September  11 21/64  September 12 55/64  September 9 47/64   September 14 63/64   September 57 1/64    September  34.65
October     13 3/64  October   13 49/64  October   10 7/8    October   16 37/64   October   46 3/8     October    35.90
November   15 49/64  November  11 61/64  November  9 27/64   November  16 19/64   November  44 1/4     November   30.35
December   16 27/32  December  12 11/16  December  7 59/64   December  17 5/8     December  56 1/16    December   25.50


The closing price on January 25, 2002 was $25.06.

                           EDISON INTERNATIONAL (EIX)

     Edison International is the parent holding company of a public utility company as well as other non-utility companies. Edison's non-utility companies are engaged in developing, acquiring, owning and operating electric power generation facilities throughout the world. Edison also provides capital and financial services for energy and infrastructure projects, and provides energy services, utility outsourcing and consumer products and services.

            Closing            Closing             Closing           Closing               Closing               Closing
   1996      Price    1997      Price     1998      Price    1999     Price      2000       Price       2001      Price
January     18 1/2   January    21 3/8  January     26 7/8   January  27 13/16  January    29 1/8     January     13.34
February    17 1/2   February   21 1/2  February    27 5/8   February   25 1/2  February   26 1/4     February    14.90
March       17 1/8   March      22 1/2  March       29 3/8   March      22 1/4  March      16 9/16    March       12.64
April       16       April      21      April     29 13/16   April      24 1/2  April      19 1/16    April        9.85
May         16 1/2   May        23 3/8  May         29 3/8   May        27 1/2  May        21 3/8     May         10.83
June        17 5/8   June       24 7/8  June       29 9/16   June       26 3/4  June       20 1/2     June        11.15
July        15 3/8   July       25 1/4  July        27 3/4   July      25 5/16  July       19 11/16   July        14.04
August      17 3/8   August     24 1/8  August     28 7/16   August     25 3/8  August     20 45/64   August      13.61
September   17 7/8   September  25 1/4  September 25 11/16   September 24 5/16  September  19 21/64   September   13.16
October     19 5/8   October    25 5/8  October     26 3/8   October    29 5/8  October    23 7/8     October     14.21
November    19 7/8   November 26 13/16  November    27 1/2   November   26 1/2  November   22 15/16   November    15.10
December    19 7/8   December  27 3/16  December    27 7/8   December  26 3/16  December   15 5/8     December    15.10


The closing price on January 25, 2002 was $15.59.



                         EL PASO ENERGY CORPORATION (EP)

     El Paso Energy Corporation's principal operations include the transportation, gathering, processing, and storage of natural gas and the marketing of natural gas, power, and other energy-related commodities. El Paso Energy also assists in the development and operation of energy infrastructure facilities worldwide and the domestic exploration and production of natural gas and oil.

            Closing            Closing              Closing             Closing            Closing             Closing
   1996      Price    1997      Price      1998      Price     1999      Price     2000     Price      2001     Price
January      16 1/8   January   26 15/16   January   32        January    33       January   32 1/4    January   62.90
February     16 7/8   February  26 13/16   February  33 3/16   February   36 7/16  February  37 1/16   February  70.30
March        18 1/2   March     28 5/16    March     35 5/16   March     32 11/16  March     40 3/8    March     65.30
April        18 1/2   April     29         April    36 15/16   April      36 3/4   April     42 3/8    April     68.80
May          18 1/8   May       29 5/8     May        38 5/8   May        36 1/16  May       51 1/2    May       60.90
June         19 1/4   June      27 1/2     June       38 1/4   June       35 3/16  June      50 15/16  June      52.54
July         19 1/2   July      28 29/32   July       34       July       36       July      48 23/64  July      51.75
August       20 13/16 August    28 1/8     August     25       August     36 9/16  August    58 9/64   August    48.59
September    22       September 30 9/32    September  32 7/16  September   40 1/4  September 61 5/8    September 41.55
October      24 1/4   October   29 31/32r  October    35 7/16  October     41      October   62 11/16  October   49.06
November     25       November  30 11/16r  November   34 1/8   November    38 1/2  November  60 1/16   November  44.50
December     25 1/4   December  33 1/4     December  34 13/16  December  38 13/16  December  71 5/8    December  44.61


The closing price on January 25, 2002 was $38.50.

                            ENTERGY CORPORATION (ETR)

     Entergy Corporation is a public utility holding company primarily engaged, through its subsidiaries, in domestic utility operations, power marketing and trading, global power development and domestic non-utility nuclear operations. Entergy's major customers include the chemical, petroleum refining, paper and food products industries. Entergy's utility services are primarily provided in Arkansas, Louisiana, Mississippi and Texas.

            Closing            Closing            Closing              Closing           Closing             Closing
   1996     Price     1997      Price    1998      Price     1999      Price     2000     Price     2001      Price
January     29 5/8  January    27 1/4   January     28 5/8  January    29 7/16  January   24 15/6   January   35.42
February    28 3/8  February   26 3/8   February  28 15/16  February    28 1/4  February  20 1/4    February  38.83
March       28      March      24 1/2   March       29 3/4  March       27 1/2  March     20 3/16   March     38.00
April       26 3/8  April      23 3/8   April       24 7/8  April       31 1/4  April     25 7/16   April     40.50
May         26 1/4  May        26 3/8   May        26 5/16  May        32 7/16  May       29 1/4    May       43.20
June        28 3/8  June       27 1/2   June        28 3/4  June        31 1/4  June      27 3/16   June      38.39
July        25 1/2  July       27 5/16  July        27 3/8  July       30 5/16  July      27 1/8    July      37.50
August      25 3/8  August     24 13/16 August    28 13/16  August    29 13/16  August    30 29/64  August    38.52
September   27      September  26 1/16  September   30 3/4  September 28 15/16  September 37 17/64  September 35.56
October     28      October    24 3/8   October     28 3/4  October   29 15/16  October   38 5/16   October   38.85
November    27 1/8  November   26       November    29 5/16 November   27 9/16  November  41 1/8    November  36.90
December    27 5/8  December   29 15/16 December    31 1/8  December    25 3/4  December  42 5/16   December  39.11


The closing price on January 25, 2002 was $40.45.

                            EXELON CORPORATION (EXC)

     Exelon Corporation is an energy-based holding company whose subsidiaries engage in energy delivery and generation. Exelon's energy delivery operations consist of electricity distribution and transmission in northern Illinois and southeastern Pennsylvania, and natural gas distribution in the Pennsylvania counties surrounding Philadelphia. Exelon's generation operations consist of electric generating facilities and power marketing operations. Exelon also engages in competitive retail energy sales, energy and infrastructure services, communications and related investments.


            Closing            Closing             Closing            Closing              Closing            Closing
   1996     Price     1997      Price    1998       Price     1999     Price     2000       Price     2001    Price
January     30 3/4  January    23       January   18 15/16   January   38 3/16   January    41 3/4   January   60.51
February    28 1/4  February   22 1/2   February  19 13/16   February  35 5/8    February   37 5/16  February  65.37
March       26 5/8  March      20 3/8   March       22 1/8   March     46 1/4    March      36 7/8   March     65.60
April       24 3/4  April      19 3/4   April     23 13/16   April     47 7/16   April     41 11/16  April     69.05
May         24 5/8  May        19       May         28 1/4   May       48 15/16  May       43 15/16  May       67.82
June        26      June       21       June       29 3/16   June      41 7/8    June       40 5/16  June      64.12
July        23 1/2  July       23 1/2   July      29 15/16   July      42 3/8    July      42 11/16  July      56.50
August      23 1/2  August     23 13/16 August      34 1/4   August    40 5/8    August    48 13/64  August    54.60
September   23 3/4  September  23 7/16  September   36 3/4   September 37 1/2    September 60 37/64  September 44.60
October     25 1/4  October    22 3/4   October     38 3/4   October   38 3/16   October   60 1/8    October   42.07
November    25 1/2  November   24 5/16  November    40 1/8   November  32 15/16  November  66 1/4    November  44.61
December    25 1/4  December   24 1/4   December    41 3/4   December  34 3/4    December  70 13/64  December  47.88

The closing price on January 25, 2002 was $46.89.

                          FIRSTENERGY CORPORATION (FE)

     FirstEnergy Corporation is a holding company of four principal electric utility operating subsidiaries. FirstEnergy's subsidiaries furnish electric service and provide transmission services and electric energy to municipalities primarily in Pennsylvania and Ohio. FirstEnergy Corporation's other subsidiaries also provide energy-related products and services. It also engages in the purchase, sale and interchange of electric energy with other electric companies.

            Closing            Closing             Closing             Closing             Closing            Closing
   1996     Price     1997     Price     1998       Price     1999      Price     2000      Price    2001      Price
January     23 7/8  January   23 1/8   January    29       January    31 1/16  January    22 3/4   January   27.85
February    23 3/4  February  22 1/2   February 28 15/16   February    29 1/4  February   18 1/2   February  28.17
March       22 5/8  March     21       March    30 13/16   March      28       March      20 5/8   March     27.92
April       20 7/8  April     20       April      30 1/4   April     29 11/16  April      25 7/16  April     30.30
May         21 7/8  May       21 1/4   May      29 11/16   May       31 13/16  May        25 1/8   May       30.65
June        21 7/8  June      21 3/4   June       30 3/4   June       31       June       23 3/8   June      32.16
July        21      July      22 1/4   July      27 9/16   July       28 9/16  July       25 1/2   July      30.34
August      21      August    22       August     28 7/8   August     28 9/16  August    24 49/64  August    32.89
September   19 3/8  September 23 7/16  September  31 1/16  September  25 5/16  September 26 61/64  September 35.95
October     20 7/8  October   24 3/4   October    30       October    26 1/16  October    25 7/8   October   34.46
November    23      November  27       November  30 15/16  November   23 5/16  November   29 1/2   November  33.78
December    22 3/4  December  29       December   32 9/16  December  22 11/16  December   31 9/16  December  34.98

The closing price on January 25, 2002 was $36.24.

                              FPL GROUP, INC. (FPL)

     FPL Group, Inc. is a public utility holding company engaged in the generation, transmission, distribution and sale of electric energy throughout most of the east and southwestern coasts of Florida. FPL buys and sells wholesale energy commodities such as natural gas, oil and electric power. FPL is also involved in non-utilities related businesses, such as the sale and marketing of fiber-optic network capacity.

            Closing           Closing            Closing            Closing             Closing              Closing
   1996     Price     1997     Price    1998      Price      1999     Price      2000     Price     2001       Price
January     46 3/8  January    44 1/4   January   57 3/8    January    54 7/8    January   42 13/16 January   58.00
February    44 5/8  February   45 1/2   February  58 1/16   February   51 7/16   February  38 5/8   February  65.05
March       45 1/4  March      44 1/8   March     64 1/4    March      53 1/4    March     46 1/16  March     61.30
April       43 1/8  April      44 5/8   April     62 1/16   April      56 3/8    April     45 1/4   April     59.90
May         42 3/4  May        46 3/8   May       61 7/16   May        58 3/16   May       49 11/16 May       58.25
June        46      June       46 1/16  June      63        June       54 5/8    June      49 1/2   June      60.21
July        45 3/8  July       47 7/8   July      60 13/16  July       53 15/16  July      48 1/4   July      54.00
August      44 1/4  August     46 5/16  August    66 9/16   August     54        August    53 3/8   August    54.35
September   43 1/4  September  51 5/16  September 69 11/16  September  50 3/8    September 65 49/64 September 53.55
October     45 7/8  October   51 11/16  October   62 9/16   October    50 5/16   October   66       October   53.10
November    46 1/8  November  55 15/16  November  61 1/4    November   43 3/4    November  66 1/4   November  55.40
December    46      December   59 3/16  December  61 5/8    December   42 13/16  December  71 3/4   December  56.40

The closing price on January 25, 2002 was $56.03.

                            MIRANT CORPORATION (MIR)

     Mirant Corporation and its subsidiaries develop, construct, own and operate power plants, and sell wholesale electricity, gas and other energy-related commodity products in North America, South America, Europe and Asia. Mirant produces, transports and stores natural gas in North America. Mirant's business includes managing risk associated with market price fluctuation of energy and energy-linked commodities. Mirant also provides a range of energy-related services to utilities and industrial companies. Mirant separated from the Southern Company and began trading under the ticker MIR in January 2001.

            Closing           Closing           Closing          Closing            Closing            Closing
   1996     Price     1997    Price     1998    Price    1999     Price     2000     Price     2001    Price
January       *     January     *     January     *     January     *     January      *     January   24.30
February      *     February    *     February    *     February    *     February     *     February  25.00
March         *     March       *     March       *     March       *     March        *     March     35.50
April         *     April       *     April       *     April       *     April        *     April     40.80
May           *     May         *     May         *     May         *     May          *     May       39.30
June          *     June        *     June        *     June        *     June         *     June      34.40
July          *     July        *     July        *     July        *     July         *     July      30.93
August        *     August      *     August      *     August      *     August       *     August    28.65
September     *     September   *     September   *     September   *     September 31 3/8   September 21.90
October       *     October     *     October     *     October     *     October   27 1/4   October   26.00
November      *     November    *     November    *     November    *     November  24 3/8   November  24.41
December      *     December    *     December    *     December    *     December  28 5/16  December  16.02

The closing price on January 25, 2002 was $11.29.

                             PG&E CORPORATION (PCG)

     PG&E Corporation is an energy-based holding company whose subsidiaries operate public utilities engaged principally in providing electricity and natural gas distribution and transmission services throughout most of northern and central California. PG&E also provides energy products and services throughout North America, including the development, construction and operation of independent power generation facilities that serve wholesale and industrial customers. Through its subsidiaries, PG&E also owns and operates natural gas pipelines and storage facilities, buys and sells energy commodities and provides electricity, natural gas, and related services to industrial, commercial and institutional customers. In April 2001, PG&E filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code. PG&E will retain control of its assets, and is authorized to operate as a debtor-in-possession, while being subject to the jurisdiction of the bankruptcy court.

            Closing           Closing            Closing            Closing            Closing            Closing
   1996     Price     1997     Price     1998     Price     1999     Price     2000     Price     2001    Price
January     27 3/4  January   22 7/8   January   29 13/16  January   31 15/16 January   21 15/16 January   14.25
February    25 5/8  February  23       February  30 1/8    February  31 1/2   February  20 5/8   February  13.96
March       22 3/8  March     23 1/2   March     33        March     31 1/16  March     21       March     11.84
April       22 3/4  April     24       April     32 3/8    April     31 1/16  April     25 15/16 April     8.97
May         23 1/4  May       23 1/8   May       31 1/2    May       33 3/4   May       25 15/16 May       11.40
June        23 1/4  June      24 1/4   June      31 9/16   June      32 7/16  June      24 5/8   June      11.20
July        19 3/4  July      24 13/16 July      30 7/16   July      31 5/8   July      25 7/8   July      14.87
August      22 5/8  August    23 1/8   August    32 1/8    August    30 5/16  August    28 61/64 August    16.40
September   21 3/4  September 23 3/16  September 31 7/8    September 25 7/8   September 24 13/64 September 15.20
October     23 3/8  October   25 9/16  October   30 7/16   October   22 15/16 October   26 15/16 October   18.06
November    24 1/8  November  28 1/4   November  30 15/16  November  22 3/8   November  27 7/16  November  18.30
December    21      December  30 5/16  December  31 1/2    December  20 1/2   December  20       December  19.24

The closing price on January 25, 2002 was $20.38.



                           PROGRESS ENERGY, INC. (PGN)

     Progress Energy, Inc., formerly CP&L Energy, Inc., is a public utility holding company engaged in the generation, transmission, distribution and sale of electricity in portions of North Carolina, South Carolina and Florida. Progress Energy is also engaged in the transport, distribution and sale of natural gas in portions of North Carolina. Progress Energy conducts synthetic fuel operations and merchant energy generation and provides telecommunications and energy management services.

            Closing           Closing           Closing             Closing              Closing              Closing
   1996     Price    1997     Price     1998    Price     1999       Price     2000       Price      2001      Price
January     37      January   37 5/8  January   40 5/8  January    41 5/8     January   32 1/4     January    41.20
February    36 1/2  February  37 1/8  February  41 3/4  February   39 7/8     February  29 3/4     February   43.26
March       37 1/4  March     36 1/4  March     45 1/4  March      37 13/16   March     32 7/16    March      43.07
April       36      April     34      April     43 1/16 April      40 3/8     April     36 9/16    April      44.24
May         36 1/8  May       34 3/4  May       41      May        43 3/4     May       34 3/8     May        42.55
June        38      June      35 7/8  June      43 3/8  June       42 13/16   June      31 15/16   June       44.92
July        36      July      35 5/8  July      40 5/8  July       41 1/8     July      33 7/16    July       42.77
August      34 7/8  August    33 3/4  August    43 1/16 August     36 3/8     August    37 1/64    August     41.69
September   34 1/2  September 36      September 43 3/16 September  35 3/8     September 41 45/64   September  42.99
October     36 1/8  October   35 3/4  October   45 7/8  October    34 1/2     October   40 5/16    October    42.17
November    36 5/8  November  37 3/8  November  46 3/8  November   30 1/8     November  43 3/16    November   41.45
December    36 1/2  December  42 3/8  December  47 1/16 December   30 7/16    December  49 3/16    December   45.03

The closing price on January 25, 2002 was $44.63.

               PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (PEG)

     Public Service Enterprise Group Incorporated is a public utility holding company engaged primarily in the generation, transmission, distribution and sale of electric energy and gas services. Public Service Enterprise primarily operates in New Jersey and also markets electricity, natural gas, capacity and related services throughout the eastern United States. Public Service Enterprise also develops, acquires and operates electric generation and distribution facilities and engages in wholesale and retail sales in selected domestic and international markets.

            Closing            Closing            Closing            Closing            Closing            Closing
   1996      Price     1997    Price      1998     Price     1999    Price      2000     Price     2001    Price
January     31 1/4   January   27 3/8   January   31       January   39 9/16  January   34 3/8   January   40.91
February    28 1/8   February  28 1/4   February  32 1/4   February  38       February  29       February  44.81
March       27 3/8   March     26 1/4   March     37 3/4   March     38 3/16  March     29 5/8   March     43.16
April       26 1/8   April     24 1/8   April     33 9/16  April     40       April     35 7/8   April     46.44
May         26 1/2   May       24 3/4   May       33 1/8   May       41 15/16 May       37 1/4   May       51.41
June        27 1/2   June      25       June      34 7/16  June      40 13/16 June      34 5/8   June      48.90
July        26       July      24 3/4   July      32 11/16 July      40 5/16  July      33 5/8   July      46.80
August      27 1/8   August    24 13/16 August    36 1/2   August    41       August    36 17/64 August    46.30
September   26 3/4   September 25 3/4   September 39 5/16  September 38 5/8   September 44 45/64 September 42.55
October     26 7/8   October   25 15/16 October   38       October   39 9/16  October   41 1/2   October   39.36
November    28 5/8   November  29 3/16  November  39       November  35       November  42 3/4   November  40.55
December    27 1/4   December  31 11/16 December  40       December  34 13/16 December  48 5/8   December  42.19


The closing price on January 25, 2002 was $42.42.



                      RELIANT ENERGY RESOURCES CORP. (REI)

     Reliant Energy Resources Corp. is an international energy services company that provides energy and energy services in North America, western Europe and Latin America. Reliant's services include electric operations and natural gas distribution. Reliant operates two interstate natural gas pipelines and gas gathering services. Reliant also acquires, develops and operates unregulated power generation facilities that sell capacity, energy and related services.

            Closing           Closing            Closing            Closing            Closing            Closing
   1996     Price     1997    Price      1998    Price      1999    Price      2000    Price     2001      Price
January     24      January   22 5/8   January   26 1/8   January   30 1/4   January   22 13/16 January   37.70
February    22 5/8  February  23 1/4   February  25 7/8   February  26 13/16 February  20 9/16  February  42.01
March       21 5/8  March     20 7/8   March     28 3/4   March     26 1/16  March     23 9/16  March     45.25
April       21 3/8  April     20       April     29 1/16  April     28 5/16  April     26 5/8   April     49.55
May         21 7/8  May       20 3/4   May       28 5/8   May       30 1/2   May       28 9/16  May       46.08
June        24 5/8  June      21 7/16  June      30 13/16 June      27 5/8   June      29 9/16  June      32.21
July        22 5/8  July      20 15/16 July      27 15/16 July      27 5/16  July      33 1/2   July      31.50
August      21 3/4  August    20 1/4   August    28 13/16 August    27 11/16 August    37 1/64  August    30.06
September   2 1/8   September 21 3/4   September 31 1/8   September 27 1/16  September 46 1/2   September 26.32
October     22 7/8  October   21 3/4   October   31 1/16  October   27 1/4   October   41 5/16  October   27.95
November    22      November  23 11/16 November  31 5/8   November  24 13/16 November  39 1/4   November  25.55
December    22 5/8  December  26 3/4   December  32 1/16  December  22 7/8   December  43 5/16  December  26.52

The closing price on January 25, 2002 was $25.43.

                            THE SOUTHERN COMPANY (SO)

     The Southern Company acquires, develops, builds and operates power production and delivery facilities primarily in the southeastern United States. Southern also provides a range of energy-related services to utilities and industrial companies in countries throughout the world. Its businesses include independent power projects, integrated utilities, a distribution company, and energy trading and marketing businesses. Southern's subsidiaries market and provide digital wireless communications services to the public and to utilities companies within the southeastern United States.

            Closing           Closing            Closing             Closing            Closing            Closing
   1996     Price     1997     Price    1998      Price      1999     Price    2000      Price     2001    Price
January     25 3/8  January   21 7/8   January   24 5/16   January   26 15/16 January   25 11/16 January   29.18
February    23 7/8  February  21 3/4   February  24 11/16  February  25 1/16  February  22 3/16  February  30.95
March       23 7/8  March     21 1/8   March     27 11/16  March     23 5/16  March     21 3/4   March     35.09
April       22      April     20 3/8   April     26 1/2    April     27 1/16  April     24 15/16 April     23.39
May         23 1/8  May       21 1/8   May       26 9/16   May       28 3/8   May       25 15/16 May       23.54
June        24 5/8  June      21 7/8   June      27 11/16  June      26 1/2   June      23 5/16  June      23.25
July        22 5/8  July      21 15/16 July      25 1/2    July      26 3/8   July      24 7/16  July      23.50
August      22 1/2  August    21 1/16  August    28 1/8    August    27 1/16  August    29 61/64 August    23.17
September   22 1/2  September 22 9/16  September 29 7/16   September 5 3/4    September 32 29/64 September 23.98
October     22 1/8  October   22 15/16 October   28 3/16   October   26 9/16  October   29 3/8   October   23.90
November    22 1/4  November  24       November  29 1/2    November  23 3/8   November  31 9/16  November  22.75
December    22 5/8  December  25 7/8   December  29 1/16   December  23 1/2   December  33 1/4   December  25.35

The closing price on January 25, 2002 was $24.88.



                          TEXAS UTILITIES COMPANY (TXU)

     Texas Utilities Company is primarily engaged in the generation, purchase, transmission, distribution and sale of electricity and the purchase, transmission, distribution and sale of natural gas. Its utilities operations are located primarily in Texas. Its energy marketing division is a wholesale and retail marketer of natural gas and electricity throughout the United States, Europe and Australia. Texas Utilities is also engaged in the purchase, transmission, distribution and sale of telecommunications, retail energy and power development.

            Closing           Closing           Closing            Closing            Closing            Closing
   1996     Price     1997    Price     1998    Price     1999      Price    2000     Price      2001    Price
January     40 3/4  January   40 1/2  January   41 1/8   January   43 15/16 January   35 3/8   January   37.73
February    40 3/4  February  40 3/8  February  40 7/16  February  42 7/16  February  32 5/8   February  41.24
March       41 3/8  March     34 1/4  March     39 5/16  March     42       March     29 11/16 March     41.32
April       40 1/4  April     33 1/4  April     40       April     39 7/8   April     33 11/16 April     43.96
May         40 7/8  May       34 1/4  May       39 1/2   May       45 1/4   May       35 3/4   May       49.34
June        42 3/4  June      34 7/16 June      41 5/8   June      41 7/16  June      29 1/2   June      48.19
July        42      July      35 7/16 July      40 1/16  July      42 1/2   July      31 1/4   July      46.50
August      41      August    34 7/8  August    42 1/2   August    40 7/16  August    34 61/64 August    47.48
September   39 3/4  September 36      September 46 9/16  September 37 5/16  September 39 41/64 September 46.32
October     40 1/2  October   35 7/8  October   43 3/4   October   38 3/4   October   37 1/16  October   45.84
November    39 1/2  November  40      November  44 9/16  November  35 13/16 November  39 15/16 November  45.10
December    40 3/4  December  41 1/2  December  46 11/16 December  35 9/16  December  44 5/16  December  45.15

The closing price on January 25, 2002 was $47.94.

                       THE WILLIAMS COMPANIES, INC. (WMB)

     The Williams Companies, Inc. owns and operates oil and natural gas pipelines and engages in transportation and storage activities. Williams also engages in the exploration and production of oil and gas and natural gas gathering and processing. Williams trades and markets energy commodities and engages in communications-related activities, such as operating a telecommunications fiber optic network and providing data, voice and video transmission and other multimedia services for the broadcast industry. Williams invests in energy and telecommunications projects primarily in Canada, South America, Asia and Lithuania.

            Closing           Closing              Closing            Closing            Closing          Closing
   1996      Price    1997     Price       1998    Price      1999    Price      2000    Price    2001    Prices
January     15 45/64 January   20        January   28 1/2   January   33       January   38 1/16  January   39.13
February    15 53/64 February  21 15/1   February  32 13/16 February  37       February  41 13/16 February  41.70
March       16 51/64 March     22 5/16   March     32       March     39 1/2   March     43 15/16 March     42.85
April       17 3/64  April     22        April     31 13/16 April     47 1/4   April     37 1/2   April     42.17
May         16 3/4   May       22 1/16   May       32 7/16  May       51 13/16 May       41 9/16  May       39.40
June        16 1/2   June      21 7/8    June      33 3/4   June      42 9/16  June      41 11/16 June      32.95
July        15 1/4   July      22 7/8    July      32 1/8   July      42 1/16  July      41 15/16 July      33.50
August      16 5/8   August    23 11/32  August    23       August    41 1/4   August    46 5/64  August    32.55
September   17       September 23 13/32  September 28 3/4   September 37 5/8   September 42 1/4   September 27.30
October     17 27/64 October   25        October   27 3/8   October   37 1/2   October   41 13/16 October   28.87
November    18 45/64 November  26        November  28 13/16 November  33 3/4   November  35 3/8   November  26.72
December    18 3/4   December  28 1/2    December  31 3/16  December  30 9/16  December  39 15/16 December  25.52


The closing price on January 25, 2002 was $24.77.

================================================================================











                                 [HOLDRS LOGO]


                        1,000,000,000 Depositary Receipts

                            Utilities HOLDRSSM Trust







                               P R O S P E C T U S







                                January 29, 2002










================================================================================